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Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2004

Langer, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-12991 (Commission File Number)	11-2239561 (IRS Employer Identification No.)
450 Commack Road, Deer Park, New York 11729 - 4510 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 631-667-1200

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/
/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/
/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/
/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits.

  (a)
  Financial Statements of the Business Acquired.

    The financial statements required by this item are hereby included in Exhibit 99.2 attached hereto.

  (b)
  Pro Forma Financial Information.

    The pro forma financial information required by this item are hereby included in Exhibit 99.3 attached hereto.

  (c)
  Exhibits.

    The following Exhibits are hereby filed as part of this Current Report on Form 8-K/A:

Number	Exhibit
2.1	Stock Purchase Agreement, dated as of September 22, 2004, by and among the Company, LRC North America, Inc., SSL Holdings, Inc., and Silipos, Inc. (Incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.1
Note and Warrant Purchase Agreement, dated September 30, 2004, by and among the Company, and the investors named therein. (Incorporated herein by reference to Exhibit 4.1 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.2
Form of 7% Senior Subordinated Note due September 30, 2007. (Incorporated herein by reference to Exhibit 4.2 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.3
Form of Warrant to purchase shares of the common stock of Langer, Inc. (Incorporated herein by reference to Exhibit 4.3 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.4
Stock Pledge and Agency Agreement, dated September 30, 2004, by and among the Company, SSL Holdings, Inc., and Pepper Hamilton LLP. (Incorporated herein by reference to Exhibit 4.4 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.5
$7,500,000 Secured Promissory Note due March 31, 2006. (Incorporated herein by reference to Exhibit 4.5 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
4.6
$3,000,000 Promissory Note due December 31, 2009. (Incorporated herein by reference to Exhibit 4.6 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
23.1	Consent of KPMG LLP
99.1
Press Release dated October 1, 2004. (Incorporated herein by reference to Exhibit 99.1 of the Current Report on Form 8-K of Langer, Inc. filed with the Securities and Exchange Commission on October 6, 2004).
99.2	Financial Statements of Silipos, Inc.
99.3	Pro Forma Financial Information of Langer, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 13, 2004
LANGER, INC.
By:	/s/ ANDREW H. MEYERS Andrew H. Meyers President and Chief Executive Officer	By:	/s/ JOSEPH P. CIAVARELLA Joseph P. Ciavarella Vice President and Chief Financial Officer

Exhibit Index

Number	Exhibit
23.1	Consent of KPMG LLP
99.2	Financial Statements of Silipos, Inc.
99.3	Pro Forma Financial Information of Langer, Inc.

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SIGNATURES
Exhibit Index